Exhibit 99.2

GameStop Announces Election of Ryan Cohen as Executive Chairman

GRAPEVINE, Texas—(BUSINESS WIRE)—June 7, 2023—GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today disclosed that its Board of Directors has elected Ryan Cohen as Executive Chairman, effective immediately. Mr. Cohen’s responsibilities include capital allocation and overseeing management.

In conjunction, the Company’s former CEO has been terminated.

Contacts

GameStop Corp. Investor Relations

(817) 424-2001

ir@gamestop.com